                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
    (as depositor under a certain Pooling and Servicing Agreement dated as of
       August 1, 2005, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-4)
             (Exact Name of Registrant as specified in its charter)

        Delaware                  333-115371-08                 52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                                  POPULAR 05-4

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                              ENDING
            ORIGINAL         PRINCIPAL                                                    REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL       INTEREST         TOTAL        LOSSES    INTEREST       BALANCE
------   --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
  AF1     58,779,000.00    55,585,139.81    2,665,424.90     214,002.79    2,879,427.69     0.00       0.00      52,919,714.91
  AF2      9,521,000.00     9,521,000.00            0.00      38,488.64       38,488.64     0.00       0.00       9,521,000.00
  AF3     44,344,000.00    44,344,000.00            0.00     184,101.51      184,101.51     0.00       0.00      44,344,000.00
  AF4     29,772,000.00    29,772,000.00            0.00     128,490.99      128,490.99     0.00       0.00      29,772,000.00
  AF5     45,787,000.00    45,787,000.00            0.00     211,268.85      211,268.85     0.00       0.00      45,787,000.00
  AV1    137,850,000.00   124,403,461.21    8,045,994.19     475,635.90    8,521,630.09     0.00       0.00     116,357,467.02
  AV2     58,992,000.00    58,992,000.00            0.00     233,411.68      233,411.68     0.00       0.00      58,992,000.00
   M1     37,474,000.00    37,474,000.00            0.00     154,934.17      154,934.17     0.00       0.00      37,474,000.00
   M2     26,408,000.00    26,408,000.00            0.00     112,938.21      112,938.21     0.00       0.00      26,408,000.00
   M3      7,545,000.00     7,545,000.00            0.00      32,669.85       32,669.85     0.00       0.00       7,545,000.00
   M4      7,797,000.00     7,797,000.00            0.00      37,364.96       37,364.96     0.00       0.00       7,797,000.00
   M5      6,288,000.00     6,288,000.00            0.00      30,971.89       30,971.89     0.00       0.00       6,288,000.00
   M6      5,030,000.00     5,030,000.00            0.00      26,563.99       26,563.99     0.00       0.00       5,030,000.00
   B1      3,773,000.00     3,773,000.00            0.00      22,440.97       22,440.97     0.00       0.00       3,773,000.00
   B2      5,030,000.00     5,030,000.00            0.00      29,917.32       29,917.32     0.00       0.00       5,030,000.00
   B3     18,611,000.00    18,611,000.00            0.00     110,694.09      110,694.09     0.00       0.00      18,611,000.00
    R              0.00             0.00            0.00           0.00            0.00     0.00       0.00               0.00
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
TOTALS   503,001,000.00   486,360,601.02   10,711,419.09   2,043,895.81   12,755,314.90     0.00       0.00     475,649,181.93
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
   X     503,001,931.81   488,939,698.24            0.00      13,281.07       13,281.07     0.00       0.00     478,911,485.15
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                         BEGINNING                                                  ENDING
 CLASS      CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ----------   --------------   -----------   ----------   -----------   --------------
  AF1     73316PEV8     945.66324385   45.34655064   3.64080352   48.98735416     900.31669321
  AF2     73316PEW6   1,000.00000000    0.00000000   4.04249974    4.04249974   1,000.00000000
  AF3     73316PEX4   1,000.00000000    0.00000000   4.15166674    4.15166674   1,000.00000000
  AF4     73316PEY2   1,000.00000000    0.00000000   4.31583333    4.31583333   1,000.00000000
  AF5     73316PEZ9   1,000.00000000    0.00000000   4.61416668    4.61416668   1,000.00000000
  AV1     73316PFA3     902.45528625   58.36774893   3.45038738   61.81813631     844.08753732
  AV2     73316PFB1   1,000.00000000    0.00000000   3.95666667    3.95666667   1,000.00000000
   M1     73316PFC9   1,000.00000000    0.00000000   4.13444441    4.13444441   1,000.00000000
   M2     73316PFD7   1,000.00000000    0.00000000   4.27666654    4.27666654   1,000.00000000
   M3     73316PFE5   1,000.00000000    0.00000000   4.33000000    4.33000000   1,000.00000000
   M4     73316PFF2   1,000.00000000    0.00000000   4.79222265    4.79222265   1,000.00000000
   M5     73316PFG0   1,000.00000000    0.00000000   4.92555503    4.92555503   1,000.00000000
   M6     73316PFH8   1,000.00000000    0.00000000   5.28111133    5.28111133   1,000.00000000
   B1     73316PFJ4   1,000.00000000    0.00000000   5.94777896    5.94777896   1,000.00000000
   B2    733169PFK1   1,000.00000000    0.00000000   5.94777734    5.94777734   1,000.00000000
   B3     73316PFL9   1,000.00000000    0.00000000   5.94777766    5.94777766   1,000.00000000
                      --------------   -----------   ----------   -----------   --------------
TOTALS                  966.91776163   21.29502544   4.06340307   25.35842851     945.62273620
         ----------   --------------   -----------   ----------   -----------   --------------
   X         N/A        972.04338059    0.00000000   0.02640362    0.02640362     952.10665181
         ----------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

        CURRENT PASS-
CLASS     THRU RATE
-----   -------------
 AF1      4.331250%
 AF2      4.851000%
 AF3      4.982000%
 AF4      5.179000%
 AF5      5.537000%
 AV1      4.301250%
 AV2      4.451250%
  M1      4.651250%
  M2      4.811250%
  M3      4.871250%
  M4      5.391250%
  M5      5.541250%
  M6      5.941250%
  B1      6.140906%
  B2      6.140906%
  B3      6.140906%


          --------
  X       0.032596%
          --------

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                         Statement to Certificateholders

                                December 27, 2005

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                    Tel: (212) 623-4484 / Fax: (212) 623-5931

--------------------------------------------------------------------------------

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Group I Scheduled Principal                                                    155,913.47
                                          Group I Curtailments                                                            11,182.76
                                          Group I Prepayments                                                          2,328,319.98
                                          Group I Repurchases                                                                  0.00
                                          Group I Liquidation Proceeds                                                         0.00

                                          Group II Scheduled Principal                                                   187,830.20
                                          Group II Curtailments                                                            4,737.71
                                          Group II Prepayments                                                         7,340,228.97
                                          Group II Repurchases                                                                 0.00
                                          Group II Liquidation Proceeds                                                        0.00

                                          Extra Principal Distribution Amount                                            683,206.00

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - AF-1                                                   214,002.79
                                          Unpaid Interest - AF-1                                                               0.00
                                          Remaining Unpaid Interest - AF-1                                                     0.00

                                          Interest Distribution - AF-2                                                    38,488.64
                                          Unpaid Interest - AF-2                                                               0.00
                                          Remaining Unpaid Interest - AF-2                                                     0.00

                                          Interest Distribution - AF-3                                                   184,101.51
                                          Unpaid Interest - AF-3                                                               0.00
                                          Remaining Unpaid Interest - AF-3                                                     0.00

                                          Interest Distribution - AF-4                                                   128,490.99
                                          Unpaid Interest - AF-4                                                               0.00
                                          Remaining Unpaid Interest - AF-4                                                     0.00

                                          Interest Distribution - AF-5                                                   211,268.85
                                          Unpaid Interest - AF-5                                                               0.00
                                          Remaining Unpaid Interest - AF-5                                                     0.00

                                          Interest Distribution - AV-1                                                   475,635.90
                                          Unpaid Interest - AV-1                                                               0.00
                                          Remaining Unpaid Interest - AV-1                                                     0.00

                                          Interest Distribution - AV-2                                                   233,411.68
                                          Unpaid Interest - AV-2                                                               0.00
                                          Remaining Unpaid Interest - AV-2                                                     0.00

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

                                          Interest Distribution - M-1                                                    154,934.17
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

                                          Interest Distribution - M-2                                                    112,938.21
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     32,669.85
                                          Unpaid Interest - M-3                                                                0.00
                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     37,364.96
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - M-5                                                     30,971.89
                                          Unpaid Interest - M-5                                                                0.00
                                          Remaining Unpaid Interest - M-5                                                      0.00

                                          Interest Distribution - M-6                                                     26,563.99
                                          Unpaid Interest - M-6                                                                0.00
                                          Remaining Unpaid Interest - M-6                                                      0.00

                                          Interest Distribution - B-1                                                     22,440.97
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     29,917.32
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                    110,694.09
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

                                     Interest Reductions

                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                                0.00

                                          Class AF-1 Interest Reduction                                                        0.00
                                          Class AF-2 Interest Reduction                                                        0.00
                                          Class AF-3 Interest Reduction                                                        0.00
                                          Class AF-5 Interest Reduction                                                        0.00
                                          Class AF-4 Interest Reduction                                                        0.00
                                          Class AV-1 Interest Reduction                                                        0.00
                                          Class AV-2 Interest Reduction                                                        0.00

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

                                          Class M-1 Interest Reduction                                                         0.00
                                          Class M-2 Interest Reduction                                                         0.00
                                          Class M-3 Interest Reduction                                                         0.00
                                          Class M-4 Interest Reduction                                                         0.00
                                          Class M-5 Interest Reduction                                                         0.00
                                          Class M-6 Interest Reduction                                                         0.00
                                          Class B-1 Interest Reduction                                                         0.00
                                          Class B-2 Interest Reduction                                                         0.00
                                          Class B-3 Interest Reduction                                                         0.00

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class AF-1 Available Funds Shortfall                                                 0.00
                                          Class AF-2 Available Funds Shortfall                                                 0.00
                                          Class AF-3 Available Funds Shortfall                                                 0.00
                                          Class AF-4 Available Funds Shortfall                                                 0.00
                                          Class AF-5 Available Funds Shortfall                                                 0.00
                                          Class AV-1 Available Funds Shortfall                                                 0.00
                                          Class AV-2 Available Funds Shortfall                                                 0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class M-5 Available Funds Shortfall                                                  0.00
                                          Class M-6 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Group I Beginning Pool Balance                                             185,501,884.21
                                          Group I Ending Pool Balance                                                183,006,468.00
                                          Group I Beginning Loan Count                                                         0.00
                                          Group I Ending Loan Count                                                            0.00

                                          Group II Beginning Pool Balance                                            303,437,814.03
                                          Group II Ending Pool Balance                                               295,905,017.15
                                          Group II Beginning Loan Count                                                        0.00
                                          Group II Ending Loan Count                                                           0.00

                                          Total Beginning Pool Balance                                               488,939,698.24
                                          Total Ending Pool Balance                                                  478,911,485.15

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                           77,292.45

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

                                     Group II Servicing Fee                                                              126,432.42

Sec. 4.03(a)(viii)                   Delinquency Advances                                                                 56,015.23
                                                                                                                               0.00
                                          Group I Delinquency Advances Included in Current Distribution                        0.00
                                          Group I Recouped Advances Included in Current Distribution                   1,070,736.95
                                          Group I Recouped Advances From Liquidations
                                          Group I Aggregate Amount of Advances Outstanding                               149,914.96
                                                                                                                               0.00
                                          Group II Delinquency Advances Included in Current Distribution                       0.00
                                          Group II Recouped Advances Included in Current Distribution                  2,030,898.51
                                          Group II Recouped Advances From Liquidations
                                          Group II Aggregate Amount of Advances Outstanding

Section 4.03(a)(ix) A                Group I and Group II Loans Delinquent

                                                     Delinquency by Group
                                                            Group 1

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     90       12,447,708.08        6.80%
                                     31-60 days      7          734,478.30        0.40%
                                     61-90 days      2          264,963.54        0.14%
                                       91+days       0                0.00        0.00%
                                                   ---       -------------        ----
                                        Total       99       13,447,149.92        7.35%
                                                   ---       -------------        ----

                                                     Delinquency by Group
                                                            Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     132      22,629,491.26        7.65%
                                     31-60 days      31       5,397,775.88        1.82%
                                     61-90 days      11       1,896,417.86        0.64%
                                       91+days        3         808,682.80        0.27%
                                                    ---      -------------       -----
                                        Total       177      30,732,367.80       10.39%
                                                    ---      -------------       -----

Sec. 4.03 (a)(ix) B                  Group I and Group II Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         2            200,954.58        0.11%
                                        2         9          1,516,753.87        0.51%

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

Sec. 4.03(a)(x), (xi)                Group I and Group II Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         0              0.00            0.00%
                                        2         0              0.00            0.00%

                                          Market Value of Group I REO Loans                                                    0.00
                                          Market Value of Group II REO Loans                                                   0.00

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  2,114,859.35
                                          Group II Three Largest Loans                                                 2,116,288.66

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Paid                                         0.00

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

                                          Class M-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                      1,845.74
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                     1,845.74
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                      2,460.65
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                     2,460.65
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                      9,104.40
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                     9,104.40
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans
                                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II Aggregate Principal Balance of Balloon Loans                                0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II Current Period Realized Losses                                              0.00
                                          Group II Cumulative Realized Losses                                                  0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                              21,225.16
                                          Funds Deposited to Reserve Fund                                                 21,225.16
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II Number of Loans Repurchased                                                 0.00

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans
                                     (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               7.36%
                                          Group II Weighted Average Mortgage Rate                                              7.07%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                            348.00
                                          Group II Weighted Average Remaining Term                                           355.00

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                                  POPULAR 05-4

                                December 27, 2005

                                          Overcollateralization Amount                                                 3,262,303.22
                                          Overcollateralization Target Amount                                         10,060,038.64
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                      6,797,735.42

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance              0.00%
                                          Senior Enhancement Percentage                                                       25.17%
                                          Senior Specified Enhancement Percentage                                             50.90%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 0.98%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement               21,225.16

Note: Aggregate outstanding advances adjusted to include current advances not reflected in 9/26/05 reporting

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